Putnam
Balanced
Retirement
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years during which the global securities markets, the mutual fund industry, and Putnam itself have experienced tremendous growth and change.

As we look to the future, we are certain that the changes will be breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We welcome the challenges that lie ahead and are confident that Putnam and your Board will continue to face those challenges successfully as they have for more than 60 years. We look forward to helping you meet your financial objectives for many years to come.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
December 20, 2000

REPORT FROM FUND MANAGEMENT

David L. King
Jeanne L. Mockard
James M. Prusko
and the Core
Fixed-Income Team

Putnam Balanced Retirement Fund's fiscal year, which ended October 31, 2000, was a tale of two market environments. From November 1999 through the beginning of March 2000, high-flying technology shares soared above the broader market, while the well-established, value-oriented stocks pursued by your fund suffered. For the remainder of the period, however, value stocks staged a long-awaited renaissance, and your fund regained some lost ground with improved performance. On the fixed-income side, we witnessed a similar shift. Investors relinquished their belief that the Federal Reserve Board would pursue a protracted program of short-term interest-rate hikes, and instead focused on the impact of a slowing economy.

Total return for 12 months ended 10/31/00

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   5.37%  -0.69%    4.47%  -0.29%    4.54%  3.59%     4.66%   1.04%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* STOCK MARKET SHIFT WAS A WELCOME CHANGE FOR VALUE STOCKS

As you probably know, your fund's value style of investing has struggled during the past several years, when investors were willing to pay very high prices for any stock related to technology. That behavior changed in March, when the tech-laden Nasdaq peaked and then spiraled downward. From that point, your fund benefited from the market's rotation toward safer, steadier stocks that could benefit from a decline in interest rates -- in other words, the kind that had come to populate your fund.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Banking                 9.6%

Financial               7.3%

Oil and gas             5.3%

Electric utilities      4.1%

Regional Bells          3.9%

Footnote reads:
*Based on net assets as of 10/31/00. Holdings will vary over time.


A shift in the economic outlook triggered this move. Over the summer, it became increasingly apparent that the Fed would halt its steady drumbeat of short-term interest-rate increases designed to slow the economy and head off inflation. Inflationary data remained tame, and indications emerged that the economy was slowing from its torrid pace. Faced with the uncertainty inherent in a slower-growth economy, investors turned away from more economically sensitive areas and toward sectors such as finance, utilities, and pharmaceuticals. These were precisely the sectors where your fund was positioned, because we perceived that they offered value.

* FUND MAINTAINS VALUE APPROACH WITH EYE TOWARD SOFT LANDING

History has shown that over time, industry sectors alternate in and out of favor. Our investment strategy is to target sectors and stocks that are, despite solid fundamentals, currently out of favor and undervalued. We positioned the fund to take advantage of defensive stocks -- companies that post steady earnings growth regardless of the economic backdrop. As a result, the fund has benefited over the last few months of market volatility. We also targeted companies that would be helped by steady or declining interest rates, within the context of a soft landing, in which the Fed orchestrates a slowing of the economy without sending it into recession.

That philosophy led us to favor utilities stocks, which are interest-rate sensitive because they tend to offer relatively higher yields. In addition, we maintained and built up the fund's holdings in financials, which have made up a significant portion of the fund's equity portfolio for some time. One of the biggest contributors to performance was PaineWebber, which benefited from being acquired by UBS AG, a global integrated investment services firm, during the second half of the fiscal year. We sold our shares of PaineWebber after prices appreciated on news of the takeover. For the most part, we focused our financial investments on insurance companies such as Hartford Financial Services and Cigna, and high-quality regional banks such as M&T Bank, PNC, and Comerica. In addition, we held significant positions in Fannie Mae and Freddie Mac. These companies offered two appealing attributes: the potential of a substantial upgrade in their valuations -- because we bought them at very inexpensive levels -- and the prospect of solid fundamental growth within a volatile market.


"History shows that a combination of both stocks and bonds reduces portfolio risk more than it reduces returns."

 -- Business Week, November 6, 2000

Pharmaceutical and noncyclical consumer products companies also were among our successful investments. These included Johnson & Johnson, Abbott Laboratories, Pharmacia, and Phillip Morris. While these holdings, along with others discussed in this report, were viewed favorably at the end of the period, all portfolio holdings are subject to review and adjustment in accordance with the fund's strategy and may vary in the future.

Every period comes with some disappointments. During this fiscal year, telecommunications stocks had a difficult time. Weaker long-distance pricing hurt fund holdings AT&T and Sprint, but not to the point where we removed them from the portfolio. A silver lining emerged toward the end of the fiscal year, however, because two of the fund's larger holdings, regional telephone companies, Verizon and SBC Communications, looked as if they would benefit from their inroads into the long-distance market.

* BOND PORTFOLIO REALLOCATED

As with stocks, bonds experienced two very different periods within your fund's fiscal year. During the first half, investors coped with a backdrop of rising interest rates. Treasury securities thrived when demand skyrocketed in response to the U.S. Treasury's announcement that it would cut back on auctions of new Treasury securities and buy back a significant portion of its outstanding debt. All other sectors of the bond market stumbled in the wake of the resulting Treasury rally. In the second part of the fiscal year, the bond market adjusted to the perception that economic growth was slowing and that the Fed would hold interest rates steady or perhaps even lower them to head off recession. As these concerns caused the market to price in a recession, corporate bonds tumbled further.


[GRAPHIC OMITTED: TOP FIVE EQUITY HOLDINGS]

TOP FIVE EQUITY HOLDINGS

ExxonMobil Corp.
Oil and gas

SBC Communications, Inc.
Regional Bells

Citigroup, Inc.
Financial

Verizon Communications
Regional Bells

Fannie Mae
Financial


[GRAPHIC OMITTED: TOP FIVE FIXED-INCOME HOLDINGS]

TOP FIVE FIXED-INCOME HOLDINGS

Government National Mortgage
Association
pass-through certificates, 8s,
various due dates 2022-2030

U.S. Treasury Notes
6 3/4s, May 15, 2005

Federal National Mortgage
Association
pass-through certificates, 7 1/2s,
various due dates 2015-2030

Federal National Mortgage
Association
pass-through certificates, 7s,
various due dates 2029-2030

Government National Mortgage
Association
pass-through certificates, 7s,
various due dates 2023-2028

Footnote reads:
The top five equity holdings and the top five fixed-income holdings represent 21.6% of the fund's net assets as of 10/31/00. Portfolio holdings will vary over time.


Against this backdrop, we worked to reduce the allocation to corporate bonds and increase its stake in both mortgage-backed securities and Treasuries. The Treasuries offered safety in case the fears of recession prove to be true. The mortgage-backed securities provided additional yield without credit risk and fared well in a period of relative interest-rate stability.

* OUTLOOK MERITS A VOTE FOR CONTINUITY

Looking ahead, we expect to continue the same approach we've followed for some time. Our short-term outlook calls for a modestly positive environment in which value stocks should thrive: a decelerating economy, stable-to-declining interest rates, and falling corporate earnings growth rates. We intend to look for stocks offering stability and defensive qualities and we will try to avoid those areas that would suffer from a cyclical downturn, such as manufacturing and capital goods. The main question is whether or not value has truly come back into vogue. Time will tell, but we think that it has, especially within a soft landing scenario.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/00, there is no guarantee the fund will continue to hold these securities in the future.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Balanced Retirement Fund is designed for investors seeking high current return and relative stability of principal from a diversified portfolio of equity and debt securities.

TOTAL RETURN FOR PERIODS ENDED 10/31/00

                     Class A         Class B         Class C         Class M
(inception dates)   (4/19/85)       (2/1/94)        (7/26/99)       (3/17/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year            5.37%  -0.69%   4.47%  -0.29%   4.54%   3.59%   4.66%   1.04%
------------------------------------------------------------------------------
5 years          66.26   56.70   60.08   58.08   60.02   60.02   62.16   56.43
Annual average   10.70    9.40    9.87    9.59    9.86    9.86   10.15    9.36
------------------------------------------------------------------------------
10 years        233.41  214.07  209.31  209.31  209.01  209.01  217.10  205.90
Annual average   12.80   12.13   11.95   11.95   11.94   11.94   12.23   11.83
------------------------------------------------------------------------------
Annual average
(life of fund)   10.41    9.99    9.49    9.49    9.58    9.58    9.77    9.52
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/00

                           Standard          Lehman Brothers
                           & Poor's            Govt./Corp.      Consumer
                          500 Index            Bond Index      price index
-------------------------------------------------------------------------
1 year                      6.09%                 7.11%           3.45%
-------------------------------------------------------------------------
5 years                   166.65                 34.55           13.14
Annual average             21.66                  6.11            2.50
-------------------------------------------------------------------------
10 years                  490.83                115.94           30.26
Annual average             19.44                  8.00            2.68
-------------------------------------------------------------------------
Annual average
(life of fund)             17.46                  9.02            3.19
-------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 10/31/90

                                                   Lehman Bros.
            Fund's class A    Standard & Poor's   Govt./Corp.    Consumer price
Date         shares at POP        500 Index        Bond Index         index

10/31/90         9,425              10,000           10,000          10,000
10/31/92        13,536              14,679           12,750          10,622
10/31/94        15,831              17,524           13,816          11,199
10/31/96        21,782              27,497           16,915          11,858
10/31/98        27,927              44,315           20,296          12,277
10/31/00       $31,407             $59,083          $21,594         $13,026

Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $30,931 and $30,901, respectively and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $31,710 ($30,590 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 10/31/00

                       Class A      Class B      Class C      Class M
------------------------------------------------------------------------------
Distributions
(number)                  4            4            4            4
------------------------------------------------------------------------------
Income                 $0.3379      $0.2599      $0.2879      $0.2879
------------------------------------------------------------------------------
Capital gains
  Long-term             0.5310       0.5310       0.5310       0.5310
------------------------------------------------------------------------------
  Short-term            0.1331       0.1331       0.1331       0.1331
------------------------------------------------------------------------------
  Total                $1.0020      $0.9240      $0.9520      $0.9520
------------------------------------------------------------------------------
Share value:         NAV     POP      NAV          NAV      NAV     POP
------------------------------------------------------------------------------
10/31/99            $10.66  $11.31  $10.56       $10.64    $10.61  $10.99
------------------------------------------------------------------------------
10/31/00             10.17   10.79   10.06        10.12     10.10   10.47
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate1                 4.33%   4.08%   3.66%        3.75%     3.88%   3.74%
------------------------------------------------------------------------------
Current 30-day
SEC yield2            3.96    3.73    3.23         3.23      3.47    3.35
------------------------------------------------------------------------------

1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 9/30/00 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (4/19/85)       (2/1/94)        (7/26/99)       (3/17/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year            6.09%   0.03%   5.30%   0.50%   5.36%   4.40%   5.27%   1.55%
------------------------------------------------------------------------------
5 years          63.15   53.79   57.06   55.06   57.17   57.17   59.11   53.49
Annual average   10.29    8.99    9.45    9.17    9.47    9.47    9.73    8.95
------------------------------------------------------------------------------
10 years        221.06  202.78  197.87  197.87  197.84  197.84  205.07  194.50
Annual average   12.37   11.72   11.53   11.53   11.53   11.53   11.80   11.41
------------------------------------------------------------------------------
Annual average
(life of fund)   10.34    9.92    9.42    9.42    9.51    9.51    9.70    9.45
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index* is an unmanaged list of large-capitalization common stocks and is frequently used as a general gauge of stock market performance.

Lehman Brothers Government/Corporate Bond Index* is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, nonconvertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered nonconvertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Putnam Balanced Retirement Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam
Balanced Retirement Fund (the "fund") at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments, owned at October 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 7, 2000




THE FUND'S PORTFOLIO
October 31, 2000

COMMON STOCKS (50.4%) (a)
NUMBER OF SHARES                                                                                              VALUE
Aerospace/Defense (0.8%
-------------------------------------------------------------------------------------------------------------------
             48,600 Boeing Co.                                                                        $   3,295,688
             24,400 General Dynamics Corp.                                                                1,746,125
                                                                                                      -------------
                                                                                                          5,041,813

Automotive (0.4%)
-------------------------------------------------------------------------------------------------------------------
             95,900 Ford Motor Co.                                                                        2,505,388

Banking (6.3%)
-------------------------------------------------------------------------------------------------------------------
            116,000 Bank of America Corp.                                                                 5,575,250
             91,900 BB&T Corp.                                                                            2,929,313
            118,100 Charter One Financial, Inc.                                                           2,708,919
             61,600 Chase Manhattan Corp.                                                                 2,802,800
             64,400 Comerica, Inc.                                                                        3,884,125
            129,000 Firstar Corp.                                                                         2,539,688
             86,300 FleetBoston Financial Corp.                                                           3,279,400
             32,300 M & T Bank Corp.                                                                      1,621,460
             57,100 PNC Financial Services Group                                                          3,818,563
             72,000 Synovus Financial Corp.                                                               1,552,500
            112,400 U.S. Bancorp                                                                          2,718,675
             75,600 Washington Mutual, Inc.                                                               3,326,400
             82,600 Wells Fargo Co.                                                                       3,825,413
                                                                                                      -------------
                                                                                                         40,582,506

Beverage (2.7%)
-------------------------------------------------------------------------------------------------------------------
            107,700 Anheuser-Busch Cos., Inc.                                                             4,927,275
             15,700 Brown-Forman Corp. Class B                                                              955,738
             41,500 Coca-Cola Co.                                                                         2,505,563
            163,000 Coca-Cola Enterprises, Inc.                                                           2,995,125
            114,400 Fortune Brands, Inc.                                                                  3,367,650
             78,100 Pepsi Bottling Group, Inc. (The)                                                      2,704,213
                                                                                                      -------------
                                                                                                         17,455,564

Chemicals (1.2%)
-------------------------------------------------------------------------------------------------------------------
             42,700 Dow Chemical Co.                                                                      1,307,688
             60,300 du Pont (E.I.) de Nemours & Co., Ltd.                                                 2,736,113
             74,200 Engelhard Corp.                                                                       1,548,925
             39,500 PPG Industries, Inc.                                                                  1,762,688
                                                                                                      -------------
                                                                                                          7,355,414

Combined Utilities (0.3%)
-------------------------------------------------------------------------------------------------------------------
             46,000 Constellation Energy Group                                                            1,917,625

Computers (0.7%)
-------------------------------------------------------------------------------------------------------------------
             47,400 Hewlett-Packard Co.                                                                   2,201,138
             24,000 IBM Corp.                                                                             2,364,000
                                                                                                      -------------
                                                                                                          4,565,138

Conglomerates (1.2%)
-------------------------------------------------------------------------------------------------------------------
              1,600 Berkshire Hathaway, Inc. (NON)                                                        3,364,800
             46,500 Cooper Industries, Inc.                                                               1,778,625
             42,900 Honeywell International, Inc.                                                         2,308,556
                                                                                                      -------------
                                                                                                          7,451,981

Consumer Finance (0.6%)
-------------------------------------------------------------------------------------------------------------------
             70,500 Household International, Inc.                                                         3,547,031

Consumer Goods (0.4%)
-------------------------------------------------------------------------------------------------------------------
             40,100 Kimberly-Clark Corp.                                                                  2,646,600

Distribution (0.5%)
-------------------------------------------------------------------------------------------------------------------
             58,900 SYSCO Corp.                                                                           3,073,844

Electric Utilities (2.8%)
-------------------------------------------------------------------------------------------------------------------
             63,400 Carolina Power & Light Co.                                                            2,555,813
             54,100 CiNergy Corp.                                                                         1,656,813
             17,400 Dominion Resources, Inc.                                                              1,036,388
             91,700 DPL, Inc.                                                                             2,601,988
             33,100 Duke Energy Corp.                                                                     2,861,081
             39,800 Entergy Corp.                                                                         1,524,838
             57,800 Pacific Gas & Electric Co.                                                            1,556,988
             42,500 Reliant Energy, Inc.                                                                  1,755,781
             63,600 Texas Utilities Co.                                                                   2,357,175
                                                                                                      -------------
                                                                                                         17,906,865

Electrical Equipment (0.5%)
-------------------------------------------------------------------------------------------------------------------
             45,500 Emerson Electric Co.                                                                  3,341,406

Electronics (0.3%)
-------------------------------------------------------------------------------------------------------------------
             25,800 Grainger (W.W.), Inc.                                                                   823,988
             53,000 Motorola, Inc.                                                                        1,321,688
                                                                                                      -------------
                                                                                                          2,145,676

Energy (0.4%)
-------------------------------------------------------------------------------------------------------------------
             13,700 Schlumberger, Ltd.                                                                    1,042,913
             22,400 Transocean Sedco Forex, Inc.                                                          1,187,200
                                                                                                      -------------
                                                                                                          2,230,113

Financial (3.1%)
-------------------------------------------------------------------------------------------------------------------
            161,000 Citigroup, Inc.                                                                       8,472,625
             97,800 Fannie Mae                                                                            7,530,600
             65,500 Freddie Mac                                                                           3,930,000
                110 PSF Holdings LLC Class A (NON)                                                          143,169
                                                                                                      -------------
                                                                                                         20,076,394

Food (1.2%)
-------------------------------------------------------------------------------------------------------------------
             65,100 Heinz (H.J.) Co.                                                                      2,730,131
            114,100 Ralston-Ralston Purina Group                                                          2,766,925
            116,700 Sara Lee Corp.                                                                        2,516,344
                                                                                                      -------------
                                                                                                          8,013,400

Gaming & Lottery (--%)
-------------------------------------------------------------------------------------------------------------------
                748 Fitzgeralds Gaming Corp. (NON)                                                                7

Health Care (1.4%)
-------------------------------------------------------------------------------------------------------------------
             41,700 Baxter International, Inc.                                                            3,427,219
             30,500 CIGNA Corp.                                                                           3,719,475
             49,300 HCA - The Healthcare Corp.                                                            1,968,919
                                                                                                      -------------
                                                                                                          9,115,613

Insurance (2.2%)
-------------------------------------------------------------------------------------------------------------------
             46,800 American General Corp.                                                                3,767,400
             39,400 Chubb Corp. (The)                                                                     3,326,838
             67,300 Hartford Financial Services Group                                                     5,009,644
             45,700 Lincoln National Corp.                                                                2,210,738
                                                                                                      -------------
                                                                                                         14,314,620

Investment Banking/Brokerage (0.8%)
-------------------------------------------------------------------------------------------------------------------
             44,300 Bear Stearns Companies, Inc. (The)                                                    2,685,688
             25,000 Goldman Sachs Group, Inc. (The)                                                       2,495,313
                                                                                                      -------------
                                                                                                          5,181,001

Lodging/Tourism (0.6%)
-------------------------------------------------------------------------------------------------------------------
             44,300 Marriott International, Inc. Class A                                                  1,794,150
             62,100 Starwood Hotels & Resorts Worldwide, Inc. (R)                                         1,839,713
                                                                                                      -------------
                                                                                                          3,633,863

Machinery (0.4%)
-------------------------------------------------------------------------------------------------------------------
             65,300 Caterpillar, Inc.                                                                     2,289,581

Manufacturing (0.3%)
-------------------------------------------------------------------------------------------------------------------
             40,100 Illinois Tool Works, Inc.                                                             2,228,056

Media (0.4%)
-------------------------------------------------------------------------------------------------------------------
             74,000 Disney (Walt) Productions, Inc.                                                       2,650,125

Natural Gas Utilities (0.7%)
-------------------------------------------------------------------------------------------------------------------
            105,400 Sempra Energy                                                                         2,180,463
             51,600 Williams Cos., Inc.                                                                   2,157,525
                                                                                                      -------------
                                                                                                          4,337,988

Oil & Gas (4.1%)
-------------------------------------------------------------------------------------------------------------------
             30,500 Chevron, Inc.                                                                         2,504,813
             35,400 Conoco, Inc. Class A                                                                    913,763
             42,400 Conoco, Inc. Class B                                                                  1,152,750
            138,000 ExxonMobil Corp.                                                                     12,307,875
             91,500 Royal Dutch Petroleum Co. PLC ADR (Netherlands)                                       5,432,813
             52,700 Tosco Corp.                                                                           1,508,538
             34,500 TotalFinaElf S.A. ADR (France)                                                        2,471,063
                                                                                                      -------------
                                                                                                         26,291,615

Paper & Forest Products (1.1%)
-------------------------------------------------------------------------------------------------------------------
             68,300 Boise Cascade Corp.                                                                   1,959,356
             32,300 Bowater, Inc.                                                                         1,748,238
             65,700 Owens-Illinois, Inc. (NON)                                                              390,094
             58,200 Weyerhaeuser Co.                                                                      2,731,763
                                                                                                      -------------
                                                                                                          6,829,451

Pharmaceuticals (3.2%)
-------------------------------------------------------------------------------------------------------------------
             84,400 Abbott Laboratories                                                                   4,457,375
             63,200 Bristol-Myers Squibb Co.                                                              3,851,250
             64,200 Johnson & Johnson                                                                     5,914,425
             73,200 Pharmacia Corp.                                                                       4,026,000
             43,100 Schering-Plough Corp.                                                                 2,227,731
                                                                                                      -------------
                                                                                                         20,476,781

Photography/Imaging (0.4%)
-------------------------------------------------------------------------------------------------------------------
             48,800 Eastman Kodak Co.                                                                     2,189,900
             75,100 Xerox Corp.                                                                             633,656
                                                                                                      -------------
                                                                                                          2,823,556

Publishing (0.5%)
-------------------------------------------------------------------------------------------------------------------
             36,300 McGraw-Hill, Inc.                                                                     2,330,006
             29,700 Tribune Co.                                                                           1,100,756
                                                                                                      -------------
                                                                                                          3,430,762

Railroads (0.5%)
-------------------------------------------------------------------------------------------------------------------
             72,300 Union Pacific Corp.                                                                   3,389,063

Real Estate (1.3%)
-------------------------------------------------------------------------------------------------------------------
             45,500 Boston Properties, Inc. (R)                                                           1,842,750
             85,400 Equity Office Properties Trust (R)                                                    2,572,675
             87,700 Equity Residential Properties Trust (R)                                               4,127,381
                                                                                                      -------------
                                                                                                          8,542,806

Regional Bells (3.8%)
-------------------------------------------------------------------------------------------------------------------
             93,600 BellSouth Corp.                                                                       4,522,050
            206,000 SBC Communications, Inc.                                                             11,883,625
            135,400 Verizon Communications                                                                7,827,813
                                                                                                      -------------
                                                                                                         24,233,488

Restaurants (0.5%)
-------------------------------------------------------------------------------------------------------------------
                 25 AmeriKing, Inc. (NON)                                                                        25
             93,000 McDonald's Corp.                                                                      2,883,000
                                                                                                      -------------
                                                                                                          2,883,025

Retail (1.4%)
-------------------------------------------------------------------------------------------------------------------
             61,600 Albertsons, Inc.                                                                      1,459,150
             37,200 CVS Corp.                                                                             1,969,275
             69,500 Federated Department Stores, Inc. (NON)                                               2,263,094
            104,700 K mart Corp. (NON)                                                                      621,656
             20,100 Lowe's Cos., Inc.                                                                       918,319
                  2 Mothers Work, Inc. (NON)                                                                     19
             39,800 Sears, Roebuck & Co.                                                                  1,183,254
             57,400 Staples, Inc. (NON)                                                                     817,950
                                                                                                      -------------
                                                                                                          9,232,717

Software (0.2%)
-------------------------------------------------------------------------------------------------------------------
             30,500 Computer Associates International, Inc.                                                 972,188

Technology (0.1%)
-------------------------------------------------------------------------------------------------------------------
             17,900 Electronic Data Systems Corp.                                                           840,181

Telecommunications (1.4%)
-------------------------------------------------------------------------------------------------------------------
             48,600 ALLTEL Corp.                                                                          3,131,663
            147,500 AT&T Corp.                                                                            3,420,156
            104,400 Sprint Corp.                                                                          2,662,200
                                                                                                      -------------
                                                                                                          9,214,019

Textiles (0.2%)
-------------------------------------------------------------------------------------------------------------------
             77,400 Shaw Industries, Inc.                                                                 1,436,738

Tobacco (1.0%)
-------------------------------------------------------------------------------------------------------------------
            170,400 Philip Morris Cos., Inc.                                                              6,240,900

Waste Management (0.5%)
-------------------------------------------------------------------------------------------------------------------
             60,400 Republic Services, Inc. (NON)                                                           811,625
            131,300 Waste Management, Inc.                                                                2,626,000
                                                                                                      -------------
                                                                                                          3,437,625
                                                                                                      -------------
                    Total Common Stocks (cost $290,374,181)                                           $ 323,882,527

CORPORATE BONDS AND NOTES (20.5%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Aerospace/Defense (1.2%)
-------------------------------------------------------------------------------------------------------------------
     $    1,885,000 Boeing Co. deb. 6 5/8s, 2038                                                      $   1,675,539
            870,000 Litton Industries, Inc. 144A sr. notes 8s, 2009                                         883,181
          2,335,000 Lockheed Martin Corp. bonds 8 1/2s, 2029                                              2,494,737
          1,330,000 Raytheon Co. notes 6.45s, 2002                                                        1,312,683
          1,000,000 Raytheon Co. deb. 6.4s, 2018                                                            855,300
            380,000 Sequa Corp. sr. notes 9s, 2009                                                          368,600
                                                                                                      -------------
                                                                                                          7,590,040

Agriculture (--%)
-------------------------------------------------------------------------------------------------------------------
            142,320 Premium Standard Farms, Inc. sr. sec. notes 11s, 2003 (PIK)                             128,800

Airlines (0.9%)
-------------------------------------------------------------------------------------------------------------------
            709,963 Airbus Industries 144A notes Ser. A, 8.027s, 2020                                       718,759
          1,628,361 Continental Airlines, Inc. pass-through certificates Ser. 981C,
                    6.541s, 2009                                                                          1,558,667
          1,420,000 Delta Air Lines, Inc. notes 8.3s, 2029                                                1,208,079
            470,000 Northwest Airlines, Inc. company guaranty 8.7s, 2007                                    439,845
          1,995,024 Northwest Airlines, Inc. pass through certificates Ser. 1999-1A,
                    6.81s, 2020                                                                           1,840,709
                                                                                                      -------------
                                                                                                          5,766,059

Automotive (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,365,000 Chrysler Corp. deb. Ser. B, 7.45s, 2097                                               1,215,341
            950,000 Federal Mogul Corp. notes 7 1/2s, 2009                                                  237,500
            340,000 Federal Mogul Corp. notes 7 3/8s, 2006                                                   88,400
            710,000 Ford Motor Co. deb. 7.4s, 2046                                                          622,429
            105,000 Ford Motor Co. bonds 6 5/8s, 2028                                                        86,502
            190,000 Lear Corp. sub. notes 9 1/2s, 2006                                                      189,149
            580,000 Visteon Corp. sr. notes 8 1/4s, 2010                                                    574,499
                                                                                                      -------------
                                                                                                          3,013,820

Banking (3.3%)
-------------------------------------------------------------------------------------------------------------------
          1,135,000 Abbey National Capital Trust I company guaranty 8.963s, 2049                          1,125,171
          1,190,000 Bank One Corp. notes 7 5/8s, 2005                                                     1,202,675
            615,000 BankAmerica Corp. sr. notes 5 7/8s, 2009                                                554,748
            264,000 Bank United Corp. sub. notes 8 7/8s, 2007                                               260,304
          1,630,000 Bank United Corp. notes Ser. A, 8s, 2009                                              1,570,782
          1,885,000 Citicorp sub. notes 6 3/8s, 2008                                                      1,773,710
            950,000 Colonial Bank sub. notes 8s, 2009                                                       870,590
             15,000 Colonial Capital II 144A company guaranty 8.92s, 2027                                    13,935
            700,000 Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                                  664,825
            550,000 First Citizens Bank Capital Trust I company guaranty 8.05s, 2028                        455,862
          1,675,000 First Union Capital II company guaranty Ser. A, 7.95s, 2029                           1,492,274
            705,000 First Union Institute Capital I bonds 8.04s, 2026                                       626,675
            470,000 Firstar Bank Milwaukee sr. notes 6 1/4s, 2002                                           462,912
          1,240,000 FleetBoston Corp. sub. notes 7 3/8s, 2009                                             1,224,934
          1,265,000 GS Escrow Corp. sr. notes 7 1/8s, 2005                                                1,171,251
          1,085,000 Imperial Bank sub. notes 8 1/2s, 2009                                                   982,811
            720,000 Norwest Corp. med. term sr. notes Ser. J, 6 3/4s, 2027                                  626,782
          1,935,000 Peoples Bank-Bridgeport sub. notes 7.2s, 2006                                         1,789,391
             15,000 Peoples Heritage Capital Trust company guaranty Ser. B,
                    9.06s, 2027                                                                              14,837
            995,000 Royal Bank of Scotland Group PLC bonds Ser. 2, 8.817s, 2049
                    (United Kingdom)                                                                      1,035,128
            980,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                         994,700
            985,000 St. Paul Bancorp sr. notes 7 1/8s, 2004                                                 961,173
          1,310,000 Webster Capital Trust I 144A bonds 9.36s, 2027                                        1,124,321
                                                                                                      -------------
                                                                                                         20,999,791

Beverage (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,095,000 Pepsi Bottling Group, Inc. (The) sr. notes Ser. B, 7s, 2029                           1,007,466

Broadcasting (--%)
-------------------------------------------------------------------------------------------------------------------
             70,000 Allbritton Communications Co. sr. sub. notes Ser. B, 8 7/8s, 2008                        64,400
             66,600 AMFM Operating, Inc. deb. 12 5/8s, 2006 (PIK)                                            73,593
                                                                                                      -------------
                                                                                                            137,993

Building Materials (--%)
-------------------------------------------------------------------------------------------------------------------
             70,000 Building Materials Corp. company guaranty 8s, 2008                                       21,000

Cable Television (0.1%)
-------------------------------------------------------------------------------------------------------------------
            125,000 Adelphia Communications Corp. sr. notes 7 7/8s, 2009                                     98,750
             75,000 CSC Holdings, Inc. sr. sub. deb. 10 1/2s, 2016                                           79,500
            260,000 Diamond Cable Communication Co. sr. disc. notes
                    stepped-coupon zero % (10 3/4s, 2/15/02), 2007
                    (United Kingdom) (STP)                                                                  189,800
             60,000 NTL Communications Corp. 144A sr. notes 11 7/8s, 2010                                    56,400
            410,000 NTL Communications Corp. sr. notes Ser. B, 11 1/2s, 2008                                377,200
             90,000 TeleWest Communications PLC sr. disc. notes stepped-coupon
                    zero %, (9 1/4s, 4/15/04) 2009 (United Kingdom) (STP)                                    40,500
                                                                                                      -------------
                                                                                                            842,150

Chemicals (0.3%)
-------------------------------------------------------------------------------------------------------------------
            735,000 Equistar Chemicals LP notes 9 1/8s, 2002                                                739,410
            100,000 ISP Holdings, Inc. sr. notes Ser. B, 9 3/4s, 2002                                        80,000
          1,100,000 Lyondell Petrochemical Co. sec. notes Ser. B, 9 7/8s, 2007                            1,072,500
                                                                                                      -------------
                                                                                                          1,891,910

Coal (--%)
-------------------------------------------------------------------------------------------------------------------
            140,000 Lodestar Holdings, Inc. company guaranty 11 1/2s, 2005                                   16,800

Computers (0.1%)
-------------------------------------------------------------------------------------------------------------------
            855,000 IBM Corp. deb. 7 1/8s, 2096                                                             780,384

Conglomerates (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,665,000 Tyco International, Ltd. company guaranty 6 3/8s, 2005                                1,605,227
          1,530,000 Tyco International, Ltd. company guaranty 6 1/4s, 2003                                1,487,267
                                                                                                      -------------
                                                                                                          3,092,494

Construction (--%)
-------------------------------------------------------------------------------------------------------------------
            110,000 Morrison Knudsen Corp. 144A company guaranty 11s, 2010                                   93,500

Consumer Finance (0.9%)
-------------------------------------------------------------------------------------------------------------------
            565,000 Associates First Capital Corp. sub. deb. 8.15s, 2009                                    578,571
            495,000 Associates First Capital Corp. deb. 6.95s, 2018                                         456,964
            700,000 Associates First Capital Corp. sr. notes 6 1/4s, 2008                                   648,662
            110,000 Capital One Financial Corp. notes 7 1/4s, 2006                                          103,851
            185,000 Capital One Financial Corp. notes 7 1/4s, 2003                                          183,235
            270,000 Conseco Financial Corp. sr. sub. notes 10 1/4s, 2002                                    186,300
            140,000 Contifinancial Corp. sr. notes 8 1/8s, 2008 (In default) (NON)                           19,250
            150,000 Contifinancial Corp. sr. notes 7 1/2s, 2002 (In default) (NON)                           21,000
          1,500,000 Ford Motor Credit Corp. notes 7 3/8s, 2009                                            1,456,425
            215,000 Ford Motor Credit Corp. notes 6.55s, 2002                                               212,915
          1,405,000 Ford Motor Credit Corp. sr. notes 5.8s, 2009                                          1,234,447
            525,000 Household Finance Corp. notes 6 1/2s, 2008                                              489,678
            335,000 Household Finance Corp. sr. unsub. 5 7/8s, 2009                                         299,085
                                                                                                      -------------
                                                                                                          5,890,383

Containers & Packaging (--%)
-------------------------------------------------------------------------------------------------------------------
            160,000 Owens-Illinois, Inc. sr. notes 8.1s, 2007                                               113,600

Electric Utilities (1.3%)
-------------------------------------------------------------------------------------------------------------------
          1,005,000 Arizona Public Service Co. sr. notes 6 3/4s, 2006                                       972,569
            960,000 CILCORP, Inc. sr. notes 8.7s, 2009                                                      998,491
            380,000 CMS Energy Corp. sr. notes Ser. B, 6 3/4s, 2004                                         349,600
          1,555,000 DPL, Inc. 144A sr. notes 8 1/4s, 2007                                                 1,527,166
            475,000 Niagara Mohawk Power Corp. sr. notes Ser. G, 7 3/4s, 2008                               474,644
             27,502 Northeast Utilities System notes Ser. A, 8.58s, 2006                                     28,004
            446,133 Northeast Utilities System notes Ser. B, 8.38s, 2005                                    446,852
          1,256,000 Public Service Co. of New Mexico deb. 10 1/4s, 2012                                   1,385,280
            300,000 Texas Utilities Co. secd. lease fac. bonds 7.46s, 2015                                  284,034
          1,685,000 TXU Electrical Capital company guaranty 8.175s, 2037                                  1,602,452
                                                                                                      -------------
                                                                                                          8,069,092

Energy (0.1%)
-------------------------------------------------------------------------------------------------------------------
            290,000 Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                   292,900
             90,000 RBF Finance Co. company guaranty 11 3/8s, 2009                                          102,825
            470,000 RBF Finance Co. company guaranty 11s, 2006                                              535,800
                                                                                                      -------------
                                                                                                            931,525

Entertainment (0.1%)
-------------------------------------------------------------------------------------------------------------------
            190,000 United Artists Theatre sr. sub. notes 9 3/4s, 2008 (In default) (NON)                     3,563
            775,000 Walt Disney Co. med. term notes 5.62s, 2008                                             703,111
                                                                                                      -------------
                                                                                                            706,674

Financial (3.6%)
-------------------------------------------------------------------------------------------------------------------
            400,000 Advanta Corp. notes Ser. C, 7.47s, 2001                                                 393,000
             40,000 Advanta Corp. med. term notes Ser. B, 7s, 2001                                           38,405
            295,000 Advanta Corp. notes Ser. C, 6.94s, 2001                                                 289,094
            150,000 Advanta Corp. notes Ser. D, 6.925s, 2002                                                135,101
            140,000 Advanta Corp. med-term notes Ser. D, 6.92s, 2002                                        126,085
          1,225,000 AFLAC, Inc. sr. notes 6 1/2s, 2009                                                    1,134,056
            605,000 American General Institute 144A company guaranty
                    8 1/8s, 2046                                                                            564,634
          1,570,000 Conseco Financing Trust II company guaranty 8.7s, 2026                                  612,300
            775,000 Conseco, Inc. med-term notes 6 1/2s, 2002                                               503,750
          1,895,000 Executive Risk Capital Trust company guaranty Ser. B,
                    8.675s, 2027                                                                          1,802,410
          6,665,000 Fannie Mae notes 6 1/2 2004                                                           6,660,801
             44,111 Freddie Mac notes 6s, 2029                                                               41,387
            140,000 Fremont General Corp. sr. notes Ser. B, 7.7s, 2004                                       80,500
            520,000 Hartford Life, Inc. deb. 7.65s, 2027                                                    496,382
          1,030,000 Liberty Mutual Insurance 144A notes 7.697s, 2097                                        750,139
          1,015,000 Markel Capital Trust I company guaranty Ser. B, 8.71s, 2046                             638,070
            785,000 Money Store, Inc. notes 8.05s, 2002                                                     794,765
          1,035,000 Newcourt Credit Group Inc. company guaranty Ser. A,
                    7 1/8s, 2003                                                                          1,021,607
          1,445,000 Principal Financial Group 144A notes 7.95s, 2004 (Australia)                          1,459,884
          1,895,000 Provident Companies, Inc. bonds 7.405s, 2038                                          1,399,533
          1,965,000 Sun Life Canada Capital Trust 144A company guaranty
                    8.526s, 2049                                                                          1,683,298
          1,955,000 TIG Capital Trust I 144A bonds 8.597s, 2027                                           1,330,495
          1,235,000 Trenwick Capital Trust I company guaranty 8.82s, 2037                                   850,335
                                                                                                      -------------
                                                                                                         22,806,031

Gaming & Lottery (0.2%)
-------------------------------------------------------------------------------------------------------------------
            330,000 International Game Technology 144A sr. notes 8 3/8s, 2009                               320,100
            170,000 International Game Technology sr. notes 7 7/8s, 2004                                    165,750
             20,000 Mohegan Tribal Gaming sr. sub. notes 8 3/4s, 2009                                        19,500
            410,000 Mohegan Tribal Gaming sr. notes 8 1/8s, 2006                                            395,650
            580,000 Park Place Entertainment, Inc. sr. sub. notes 9 3/8s, 2007                              584,350
                                                                                                      -------------
                                                                                                          1,485,350

Health Care (0.3%)
-------------------------------------------------------------------------------------------------------------------
            400,000 HCA - The Healthcare Co. med. term notes 8.7s, 2010                                     396,000
            140,000 HCA - The Healthcare Co. debs. 7.19s, 2015                                              117,600
             30,000 HCA - The Healthcare Co.notes 6.63s, 2045                                                28,837
            860,000 Omega Healthcare Investors, Inc. notes 6.95s, 2002                                      739,600
            150,000 Tenet Healthcare Corp. sr. sub. notes 8 5/8s, 2007                                      149,438
            400,000 Tenet Healthcare Corp. sr. notes Ser. B, 8 1/8s, 2008                                   387,000
                                                                                                      -------------
                                                                                                          1,818,475

Homebuilding (0.1%)
-------------------------------------------------------------------------------------------------------------------
            680,000 D.R. Horton, Inc. company guaranty 8s, 2009                                             601,800

Investment Banking/Brokerage (0.5%)
-------------------------------------------------------------------------------------------------------------------
            500,000 Bear Stearns Companies, Inc. (The) notes 7 5/8s, 2009                                   486,005
          1,045,000 Countrywide Home Loan Corp. company guaranty
                    6.935s, 2007                                                                          1,002,207
          1,440,000 Goldman Sachs Group, Inc. (The) notes Ser. B, 7.35s, 2009                             1,406,794
                                                                                                      -------------
                                                                                                          2,895,006

Lodging/Tourism (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,300,000 HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                            1,194,375

Media (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,210,000 News America Holdings, Inc. deb. 7 3/4s, 2045                                         1,048,913
            700,000 News America Holdings, Inc. deb. 7.7s, 2025                                             626,647
          2,385,000 Time Warner Entertainment, Inc. sr. notes 8 3/8s, 2033                                2,483,167
                                                                                                      -------------
                                                                                                          4,158,727

Medical Services (--%)
-------------------------------------------------------------------------------------------------------------------
             75,000 Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/2s, 2007
                    (In default) (NON)                                                                          656
             50,000 Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/4s, 2008
                    (In default) (NON)                                                                          438
             50,000 Mariner Post-Acute Network, Inc. sr. sub. notes stepped-coupon
                    Ser. B, zero % (10 1/2s, 11/1/02), 2007 (In default) (STP) (NON)                            500
            180,000 Mariner Post-Acute Network, Inc. sr. sub. notes Ser. B, 9 1/2s,
                    2007 (In default) (NON)                                                                   1,800
            220,000 Multicare Cos., Inc. sr. sub. notes 9s, 2007 (In default) (NON)                          11,550
                                                                                                      -------------
                                                                                                             14,944

Metals (0.1%)
-------------------------------------------------------------------------------------------------------------------
            645,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                            580,500
             25,710 Anker Coal Group, Inc. company guaranty Ser. B,
                    14 1/4s, 2007 (PIK)                                                                      12,341
            220,000 LTV Corp. company guaranty 11 3/4s, 2009                                                114,400
                                                                                                      -------------
                                                                                                            707,241

Natural Gas Utilities (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,550,000 KN Capital Trust III company guaranty 7.63s, 2028                                     1,302,406
            880,000 Maritime & NE Pipeline 144A sec. notes 7.7s, 2019 (Canada)                              844,571
            880,000 Osprey Trust 144A sec. notes 8.31s, 2003                                                888,932
            930,000 Sonat, Inc. notes 7 5/8s, 2011                                                          923,416
                                                                                                      -------------
                                                                                                          3,959,325

Oil & Gas (1.2%)
-------------------------------------------------------------------------------------------------------------------
          1,370,000 Amerada Hess Corp. bonds 7 7/8s, 2029                                                 1,377,494
            658,680 Express Pipeline, Ltd. 144A sub. notes Ser. B, 7.39s, 2019 (Canada)                     556,110
            370,000 Leviathan Gas Corp. 144A sr. sub. notes Ser. B, 10 3/8s, 2009                           388,500
          1,555,000 Norsk Hydro A/S notes 6.36s, 2009 (Norway)                                            1,450,753
             60,000 Ocean Energy, Inc. company guaranty Ser. B, 8 7/8s, 2007                                 60,750
             90,000 Ocean Energy, Inc. company guaranty Ser. B, 8 3/8s, 2008                                 89,550
          1,045,000 Phillips Petroleum Co. notes 8 3/4s, 2010                                             1,139,719
            540,000 Port Arthur Finance Corp. 144A sec. notes 12 1/2s, 2009                                 534,600
          1,950,000 Union Oil Company of California company guaranty
                    7 1/2s, 2029                                                                          1,879,839
            405,000 Union Pacific Resources Group, Inc. notes 7.3s, 2009                                    400,197
                                                                                                      -------------
                                                                                                          7,877,512

Paper & Forest Products (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,730,000 Abitibi-Consolidated, Inc. deb. 8 1/2s, 2029                                          1,589,109
             10,000 Boise Cascade Co. med. term notes Ser. A, 7.43s, 2005                                     9,723
            470,000 Georgia Pacific Corp. bonds 7 3/4s, 2029                                                415,612
            410,000 Norampac, Inc. sr. notes 9 1/2s, 2008 (Canada)                                          409,488
             60,000 Pacifica Papers, Inc. sr. notes 10s, 2009 (Canada)                                       59,250
                                                                                                      -------------
                                                                                                          2,483,182

Pharmaceuticals (0.1%)
-------------------------------------------------------------------------------------------------------------------
            150,000 ICN Pharmaceuticals, Inc. 144A sr. notes 9 1/4s, 2005                                   148,125
            400,000 ICN Pharmaceuticals, Inc. 144A sr. notes 8 3/4s, 2008                                   398,000
                                                                                                      -------------
                                                                                                            546,125

Power Producers (0.1%)
-------------------------------------------------------------------------------------------------------------------
             60,000 Calpine Corp. sr. notes 7 7/8s, 2008                                                     56,898
            130,000 Calpine Corp. sr. notes 7 3/4s, 2009                                                    121,550
             35,000 Midland Funding II Corp. deb. Ser. A, 11 3/4s, 2005                                      37,874
            129,000 York Power Funding 144A notes 12s, 2007 (Cayman Islands)                                129,000
                                                                                                      -------------
                                                                                                            345,322

Railroads (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,300,000 Norfolk Southern Corp. sr. notes 6.2s, 2009                                           1,187,888

Real Estate (0.2%)
-------------------------------------------------------------------------------------------------------------------
            595,000 EOP Operating L.P. notes 6.8s, 2009                                                     551,857
            490,000 EOP Operating L.P. notes 6 3/8s, 2002                                                   482,988
                                                                                                      -------------
                                                                                                          1,034,845

Regional Bells (0.1%)
-------------------------------------------------------------------------------------------------------------------
            780,000 GTE Corp. deb. 6.46s, 2008                                                              738,067

Retail (0.3%)
-------------------------------------------------------------------------------------------------------------------
            750,000 Federated Department Stores, Inc. notes 6.3s, 2009                                      625,958
          1,090,000 K mart Corp. notes 8 3/8s, 2004                                                         939,558
             60,000 K mart Corp. med. term notes 7.55s, 2004                                                 52,698
            425,000 Saks, Inc. company guaranty 8 1/4s, 2008                                                233,750
            270,000 Southland Corp. sr. sub. deb. 5s, 2003                                                  238,556
            115,000 Southland Corp. deb. Ser. A, 4 1/2s, 2004                                                94,300
                                                                                                      -------------
                                                                                                          2,184,820

Shipping (--%)
-------------------------------------------------------------------------------------------------------------------
             35,000 Eletson Holdings, Inc. 1st pfd. mtge. notes 9 1/4s, 2003 (Greece)                        33,250
            260,000 International Shipholding Corp. sr. notes 7 3/4s, 2007                                  225,225
                                                                                                      -------------
                                                                                                            258,475

Software (--%)
-------------------------------------------------------------------------------------------------------------------
             40,000 Telehub Communications Corp. company guaranty
                    stepped-coupon zero % (13 7/8s, 7/31/02), 2005 (STP)                                      7,200

Technology (0.1%)
-------------------------------------------------------------------------------------------------------------------
            360,000 Amkor Technologies, Inc. sr. notes 9 1/4s, 2006                                         349,200
             90,000 Flextronics International, Ltd. sr. sub. notes Ser. B, 8 3/4s, 2007                      86,625
                                                                                                      -------------
                                                                                                            435,825

Telecommunications (1.2%)
-------------------------------------------------------------------------------------------------------------------
            170,000 Flag, Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                        142,800
            670,000 Global Crossing Holdings, Ltd. company guaranty 9 5/8s,
                    2008 (Bermuda)                                                                          639,850
            180,000 Global Crossing Holdings, Ltd. company guaranty 9 1/2s,
                    2009 (Bermuda)                                                                          171,450
          1,172,000 Nextel Communications, Inc. sr. notes 9 3/8s, 2009                                    1,136,840
            415,000 Price Communications Wireless, Inc. 144A sr. notes 9 1/8s, 2006                         412,925
            200,000 Primus Telecommunications Group, Inc. sr. notes 12 3/4s, 2009                           102,000
            580,000 Sprint Capital Corp. company guaranty 6.9s, 2019                                        491,103
            850,000 Sprint Capital Corp. company guaranty 6 7/8s, 2028                                      694,348
          2,040,000 Sprint Capital Corp. company guaranty 6 1/8s, 2008                                    1,811,867
          1,635,000 Sprint Capital Corp. company guaranty 5.7s, 2003                                      1,564,515
            725,000 U S West, Inc. notes 5 5/8s, 2008                                                       635,651
            215,000 Williams Communications Group, Inc. sr. notes 10 7/8s, 2009                             181,138
                                                                                                      -------------
                                                                                                          7,984,487

Telephone (0.1%)
-------------------------------------------------------------------------------------------------------------------
            535,000 Hyperion Telecommunications Corp., Inc. sr. notes Ser. B,
                    12 1/4s, 2004                                                                           460,100
            640,000 ICG Services, Inc. sr. disc. notes stepped-coupon zero %
                    (9 7/8s, 5/1/03), 2008 (STP)                                                             67,200
                                                                                                      -------------
                                                                                                            527,300

Textiles (--%)
-------------------------------------------------------------------------------------------------------------------
            130,000 Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                           127,400
             50,000 Kasper A.S.L., Ltd. sr. notes 12 3/4s, 2004                                              20,000
                                                                                                      -------------
                                                                                                            147,400

Tobacco (0.1%)
-------------------------------------------------------------------------------------------------------------------
            600,000 Philip Morris Cos., Inc. notes 7 1/8s, 2004                                             583,944

Transportation Services (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,616,089 Federal Express Corp. pass-through certificates Ser. 1998-1A,
                    6.72s, 2022                                                                           1,497,209
          1,420,000 Hertz Corp. sr. notes 6 1/2s, 2006                                                    1,344,555
                                                                                                      -------------
                                                                                                          2,841,764

Waste Management (0.2%)
-------------------------------------------------------------------------------------------------------------------
            320,000 Allied Waste Industries, Inc. company guaranty Ser. B,
                    7 7/8s, 2009                                                                            275,200
          1,100,000 Browning-Ferris Industries, Inc. deb. 7.4s, 2035                                        783,750
                                                                                                      -------------
                                                                                                          1,058,950

Water Utilities (0.1%)
-------------------------------------------------------------------------------------------------------------------
            950,000 Azurix Corp. 144A notes 10 3/8s, 2007                                                   912,000
                                                                                                      -------------
                    Total Corporate Bonds and Notes (cost $143,451,139)                               $ 131,889,861
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (19.5%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government Agency Mortgage Obligations (11.7%)
-------------------------------------------------------------------------------------------------------------------
                    Federal National Mortgage Association
                    Pass-Through Certificates
     $    1,394,747 8s, with due dates from February 1, 2027 to
                    November 1, 2029                                                                  $   1,412,392
         15,543,135 7 1/2s, with due dates from April 1, 2015 to May 1, 2030                             15,653,937
         14,728,020 7s, with due dates from December 1, 2029 to June 1, 2030                             14,432,282
            268,677 6 1/2s, September 1, 2010                                                               263,177
                    Government National Mortgage Association
                    Pass-Through Certificates
          1,311,125 8 1/2s, with due dates from October 15, 2017 to
                    November 15, 2017                                                                     1,349,086
         28,104,196 8s, with due dates from January 15, 2022 to
                    October 15, 2030                                                                     28,591,091
         12,439,428 7s, with due dates from April 15, 2023 to
                    December 15, 2028                                                                    12,281,386
          1,616,069 6 1/2s, September 15, 2024                                                            1,560,298
                                                                                                      -------------
                                                                                                         75,543,649

U.S. Treasury Obligations (7.8%)
-------------------------------------------------------------------------------------------------------------------
          4,090,000 U.S. Treasury Bonds 6 1/4s, May 15, 2030                                          $   4,355,850
                    U.S. Treasury Notes
         19,285,000 6 3/4s, May 15, 2005                                                                 19,993,145
          7,550,000 6 1/2s, February 15, 2010                                                             7,902,736
          2,390,000 6 1/8s, August 15, 2007                                                               2,423,603
          4,710,000 6 1/8s, December 31, 2001 (SEG)                                                       4,702,652
         10,020,000 6s, September 30, 2002                                                               10,026,212
            490,000 5 3/4s, August 15, 2010                                                                 489,559
                                                                                                      -------------
                                                                                                         49,893,757
                                                                                                      -------------
                    Total U.S. Government and Agency Obligations
                    (cost $125,515,985)                                                               $ 125,437,406

COLLATERALIZED MORTGAGE OBLIGATIONS (6.4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                    Commercial Mortgage Asset Trust
     $    5,145,000 Ser. 99-C1, Class A3, 6.64s, 2010                                                 $   4,994,469
         15,674,733 Ser. 99-C1, Class X, Interest Only (IO), 0.927s, 2020                                   980,895
                    CS First Boston Mortgage Securities Corp.
            520,000 Ser. 99-C1, Class E, 7.92s, 2009                                                        519,460
            950,000 Ser. 00-C1, Class A2, 7.545s, 2010                                                      973,750
          1,442,281 DLJ Commercial Mortgage Corp. Ser. 98-CG1, Class A1A,
                    6.11s, 2007                                                                           1,404,421
                    Fannie Mae
          1,426,070 Ser. 241, Class 2, IO, 8.5s, 2023                                                       373,006
            283,077 Ser. 176, Class 2, IO, 8s, 2022                                                          75,723
          2,379,103 Ser. 203, Class 2, IO, 8s, 2023                                                         658,714
            789,089 Ser. 217, Class 2, IO, 8s, 2023                                                         211,081
            987,337 Ser. 237, Class 2, IO, 8s, 2023                                                         275,220
          2,680,111 Ser. 251, Class 2, IO, 8s, 2023                                                         742,056
          1,807,099 Ser. 218, Class 2, IO, 7.5s, 2023                                                       511,635
          6,813,000 Ser. 252, Class 2, IO, 7.5s, 2023                                                     1,969,353
          1,565,128 Ser. 276, Class 2, IO, 6.5s, 2024                                                       447,529
          2,698,299 Ser. 97-92, Class SM, IO, 2.475s, 2022                                                  213,334
                    Freddie Mac
          1,735,000 Ser. 2028, Class SG, IO, 8.898s, 2023                                                   848,523
          1,027,362 Ser. 147, Class IO, 8s, 2023                                                            285,414
         10,302,543 Ser. 2090, Class SA, IO, 2.18s, 2028                                                    590,787
          3,593,324 Ser. 2090, Class SC, IO, 2.18s, 2028                                                    206,055
            740,000 GE Capital Mortgage Services, Inc. Ser. 98-11, Class 2A4,
                    6 3/4s, 2028                                                                            702,948
                    General Growth Properties-Homart
            195,000 Ser. 99-C1, Class G, 9.12s, 2003                                                        195,000
            225,000 Ser. 99-C1, Class F, 8.87s, 2003                                                        225,000
            993,000 General Growth Properties-Ivanhoe Ser. 99-C1, Class F,
                    9.12s, 2004                                                                             993,000
          3,785,000 GMAC Commercial Mortgage Securities Inc. Ser. 99-C1,
                    Class A2, 6.175s, 2003                                                                3,574,903
                    Government National Mortgage Association
          3,001,469 Ser. 00-17, Class SB, 9.15s, 2026                                                     3,093,074
          1,177,681 Ser. 99-29, Class WB, 6.555s, 2028                                                    1,052,552
          2,814,354 Ser. 99-46, Class SQ, IO, 1.83s, 2027                                                   122,914
          2,340,291 Ser. 98-2, Class EA, Principal Only (PO), zero %, 2028                                1,642,592
                    Housing Securities Inc.
            127,513 Ser. 91-B, Class B6, 9s, 2006                                                           126,795
            380,342 Ser. 93-F, Class F9M2, 7s, 2023                                                         362,185
            110,034 Ser. 94-1, Class AB1, 6 1/2s, 2009                                                       96,238
                    LB Commercial Conduit Mortgage Trust
            515,000 Ser. 99-C2, Class B, 7.425s, 2009                                                       518,548
          1,670,000 Ser. 99-C1, Class A2, 6.78s, 2009                                                     1,634,078
                    Merrill Lynch Mortgage Investors, Inc.
            520,000 Ser. 96-C2, Class E, 6.96s, 2028                                                        463,008
          1,261,507 Ser. 98-C2, Class A1, 6.22s, 2030                                                     1,239,809
          8,517,142 Ser. 98-C2, Class IO, 1.439s, 2030                                                      576,610
            437,857 Morgan Stanley Capital I Ser. 98-HF1, Class A1, 6.19s, 2007                             429,373
                    Morgan Stanley Dean Witter Capital I
            260,000 Ser. 00-LIFE, Class B, 7.575s, 2010                                                     266,419
            755,000 Ser. 00-LIFE, Class A2, 7.2s, 2010                                                      755,472
            686,746 Mortgage Capital Funding, Inc. Ser. 98-MC1, Class A1,
                    6.417s, 2007                                                                            675,372
                    Prudential Home Mortgage Securities
            404,278 Ser. 92-25, Class B3, 8s, 2022                                                          403,962
            144,563 Ser. 94-31, Class B3, 8s, 2009                                                          142,395
            975,000 Residential Asset Securitization Trust Ser. 98-A12, Class A14,
                    8s, 2028                                                                                992,977
          1,030,000 Salomon Brothers Mortgage Securities VII Ser. 00-C1, Class A2,
                    7.52s, 2009                                                                           1,051,445
          2,012,997 Structured Asset Security Corp. Ser. 99-RF1, Class A, IO,
                    7.873s, 2028                                                                          2,035,644
          1,549,612 TIAA Retail Commercial Mortgage Trust Ser. 99-1, Class A,
                    7.17s, 2008                                                                           1,559,684
                                                                                                      -------------
                    Total Collateralized Mortgage Obligations
                    (cost $40,382,642)                                                                $  41,213,422

ASSET-BACKED SECURITIES (0.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $      504,000 Advanta Mortgage Loan Trust Ser. 00-1, Class A4, 8.61s, 2028                      $     516,333
          1,870,000 Conseco Finance Securitization Corp. Ser. 00-5, Class A6,
                    7.96s, 2032                                                                           1,881,688
          1,300,000 Ford Credit Auto Owner Trust Ser. 00-C, Class A3, 7.13s, 2002                         1,302,431
          7,521,277 Lehman Manufactured Housing Ser. 98-1, Class IO, 0.82s, 2028                            185,094
          1,033,380 Mach One CDO, Ltd. Ser. 00-1, Class A, 6.7s, 2030                                       987,847
          1,125,990 Provident Bank Home Equity Loan Trust Ser. 99-1, Class A2,
                    6.801s, 2019                                                                          1,125,990
                                                                                                      -------------
                    Total Asset-Backed Securities (cost $6,099,296)                                   $   5,999,383

FOREIGN GOVERNMENT BONDS AND NOTES (0.8%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
USD       3,555,000 Ontario (Province of) sr. unsub. 5 1/2s, 2008 (Canada)                            $   3,266,263
USD       2,320,000 Quebec (Province of) sr. unsub. 5 3/4s, 2009 (Canada)                                 2,126,976
                                                                                                      -------------
                    Total Foreign Government Bonds and Notes
                    (cost 5,842,650)                                                                  $   5,393,239

PREFERRED STOCKS (0.4%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
              1,603 AmeriKing, Inc. 3.25 pfd. (PIK)                                                   $       1,603
              1,430 Centaur Funding Corp 144A 9.08 cum. pfd. (Cayman Islands)                             1,484,755
                315 Chevy Chase Capital Corp. Ser. A, 5.188 pfd. (PIK)                                       15,908
              7,175 CSC Holdings, Inc. Ser. M, 11.125 cum. pfd. (PIK)                                       769,519
                 55 Fresenius Medical Capital Trust I company guaranty, Ser. D,
                    9.00% pfd. (Germany)                                                                     53,900
                320 Fresenius Medical Capital Trust II company guaranty 7.875%
                    pfd. (Germany)                                                                          300,000
                                                                                                      -------------
                    Total Preferred Stocks (cost $2,645,158)                                           $  2,625,685

CONVERTIBLE BONDS AND NOTES (0.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $       84,000 Advanced Energy Industries, Inc. cv. sub. notes 5 1/4s, 2006                      $      60,690
             55,000 Alexion Pharmaceuticals, Inc. 144A cv. sub. notes 5 3/4s, 2007                           62,700
             94,000 BEA Systems, Inc. 144A cv. sub. notes 4s, 2006                                          208,798
             61,000 Berkshire Hathaway, Inc. cv. sr. notes 1s, 2001                                         191,769
            100,000 Conexant Systems, Inc. 144A cv. sub. notes 4s, 2007                                      61,250
             39,000 Cor Therapeutics, Inc. 144A cv. notes 5s, 2007                                           69,908
            205,000 Corecomm, Ltd. cv. sub. notes 6s, 2006                                                   83,281
             19,000 Critical Path, Inc. 144A cv. bonds 5 3/4s, 2005                                          15,224
             80,000 Cypress Semiconductor Corp. cv. sub. deb. 3 3/4s, 2005                                   70,800
             70,000 HEALTHSOUTH Corp. cv. sub. deb. 3 1/4s, 2003                                             59,063
             31,000 Imclone Systems, Inc 144A cv. sub. notes 5 1/2s, 2005                                    35,728
             35,000 Inhale Therapeutic Systems 144A cv. sub. notes 5s, 2007                                  49,394
             40,000 Invitrogen Corp. 144A cv. sub. notes 5 1/2s, 2007                                        45,150
             70,000 IVAX Corp. 144A cv. sr. sub. notes 5 1/2s, 2007                                          97,038
            250,000 MIDCOM Communications, Inc. 144A cv. sub. deb. 8 1/4s,
                    2003 (In default) (NON)                                                                   5,000
            183,000 Mutual Risk Management cv. sub. deb. zero %, 2015                                        85,095
             84,000 Safeguard Scientifics, Inc. 144A cv. sub. notes 5s, 2006                                 73,500
              5,000 Sandoz Capital BVI Ltd. 144A cv. company guaranty 2s,
                    2002 (Switzerland)                                                                        7,269
            230,000 Standard Commercial Corp. cv. sub. deb. 7 1/4s, 2007                                    136,563
            360,000 System Software Associates, Inc. cv. sub. notes 7s, 2002
                    (In default) (NON)                                                                       19,800
                                                                                                      -------------
                    Total Convertible Bonds and Notes (cost $1,812,989)                               $   1,438,020

CONVERTIBLE PREFERRED STOCKS (--%) (a) (cost 20,000)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                 14 World Access, Inc. 144A Ser. D, zero %, cv. pfd.                                  $       4,170

WARRANTS (--%) (a) (NON)                                                                EXPIRATION
NUMBER OF WARRANTS                                                                      DATE                  VALUE
-------------------------------------------------------------------------------------------------------------------
                  1 Anker Coal Group, Inc. 144A                                           10/28/09    $           1
                 45 McCaw International, Ltd.                                             4/15/07               900
                 30 Raintree Resort 144A                                                  12/1/04                 1
                 40 Telehub Communications Corp.                                          7/31/05     $          20
                125 UIH Australia/Pacific, Inc. 144A                                      5/15/06             1,873
                                                                                                      -------------
                    Total Warrants (cost $11,505)                                                     $       2,795

SHORT-TERM INVESTMENTS (10.3%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $   33,894,000 Interest in $949,877,000 joint repurchase agreement dated October 31, 2000 with Merrill Lynch due
                    November 1, 2000 with respect to various U.S.
                    Government obligations -- maturity value of
                    $33,900,214 for an effective yield of 6.60%                                       $   33,894,000
         32,000,000 Interest in 680,000,000 joint repurchase agreement dated October 31, 2000 with Morgan (J.P.) & Co., Inc.
                    due November 1, 2000 with respect to various
                    U.S. Government obligations -- maturity value of
                    32,005,867 for an effective yield of 6.60%                                           32,000,000
                                                                                                      -------------
                    Total Short-Term Investments (cost $65,894,000)                                   $  65,894,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $682,049,545) (b)                                         $ 703,780,508
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $642,673,933.

  (b) The aggregate identified cost on a tax basis is $684,799,958, resulting in gross unrealized appreciation and depreciation of $57,344,632 and $38,364,082, respectively, or net unrealized appreciation of $18,980,550.

(NON) Non-income-producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin receiving interest or dividend income at this rate.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October
      31, 2000.

  (R) Real Estate Investment Trust.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR stands for American Depositary Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.


------------------------------------------------------------------------------
Futures Contracts Outstanding at October 31, 2000
                                                                   Unrealized
                                     Aggregate Face  Expiration   Appreciation/
                       Total Value        Value         Date     (Depreciation)
------------------------------------------------------------------------------
S&P 500 Index
(Long)                 $39,965,355     $39,231,341      Dec-00      $734,014
U.S. Agency 10 yr.
(Short)                  3,900,766       3,855,748      Dec-00       (45,018)
U.S. Treasury Bond
(Long)                   5,790,938       5,814,520      Dec-00       (23,582)
U.S. Treasury Note
10 yr. (Short)           5,941,484       5,934,749      Dec-00        (6,735)
------------------------------------------------------------------------------
                                                                    $658,679
------------------------------------------------------------------------------
TBA Sales Commitments at October 31, 2000
(Proceeds receivable $15,023,574)
                                        Principal    Settlement
                                          Amount        Date           Value
------------------------------------------------------------------------------
FNMA 7.5s,
November 2015                           $5,500,000    11/16/00   $ 5,538,187
FNMA 7s, November
2030                                     4,750,000    11/13/00     4,653,528
GNMA 8s, November
2030                                     4,750,000    11/20/00     4,828,660
------------------------------------------------------------------------------
                                                                 $15,020,375
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $682,049,545) (Note 1)    $703,780,508
-------------------------------------------------------------------------------------------
Cash                                                                              1,664,521
-------------------------------------------------------------------------------------------
Dividends, interest, and other receivables                                        4,976,877
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            3,491,936
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   76,392,288
-------------------------------------------------------------------------------------------
Receivable for variation margin                                                     823,671
-------------------------------------------------------------------------------------------
Total assets                                                                    791,129,801

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 37,064,452
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                       94,656,328
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,121,463
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          226,863
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        29,494
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          3,096
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              229,948
-------------------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable $15,023,574)                15,020,375
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              103,849
-------------------------------------------------------------------------------------------
Total liabilities                                                               148,455,868
-------------------------------------------------------------------------------------------
Net assets                                                                     $642,673,933

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $620,132,427
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      3,544,227
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                           (3,431,291)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and liabilities
in foreign currencies                                                            22,428,570
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding      $642,673,933

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($478,967,873 divided by 47,111,456 shares)                                          $10.17
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $10.17)*                              $10.79
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($146,552,263 divided by 14,561,190 shares)**                                        $10.06
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($2,203,835 divided by 217,679 shares)**                                             $10.12
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($13,078,236 divided by 1,294,887 shares)                                            $10.10
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $10.10)*                              $10.47
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($1,871,726 divided by 184,227 shares)                                               $10.16
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended October 31, 2000
Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                        $27,184,019
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $32,445)                                         9,562,268
-------------------------------------------------------------------------------------------
Total investment income                                                          36,746,287

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  4,624,663
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,371,939
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    25,450
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      9,336
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             1,355,678
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,583,015
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                14,144
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                99,481
-------------------------------------------------------------------------------------------
Other                                                                               200,538
-------------------------------------------------------------------------------------------
Total expenses                                                                    9,284,244
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (241,872)
-------------------------------------------------------------------------------------------
Net expenses                                                                      9,042,372
-------------------------------------------------------------------------------------------
Net investment income                                                            27,703,915
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                  2,788,018
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     319,179
-------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                             226
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                                  121,051
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures contracts and
TBA sale commitments during the year                                              1,207,394
-------------------------------------------------------------------------------------------
Net gain on investments                                                           4,435,868
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $32,139,783
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                           Year ended October 31
                                                                 ---------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $ 27,703,915     $ 27,634,227
--------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                           3,107,423       51,531,002
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
investments and assets and liabilities in foreign currencies            1,328,445      (26,506,872)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   32,139,783       52,658,357
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (19,310,992)     (22,241,851)
--------------------------------------------------------------------------------------------------
   Class B                                                             (4,247,568)      (4,915,559)
--------------------------------------------------------------------------------------------------
   Class C                                                                (38,370)          (1,606)
--------------------------------------------------------------------------------------------------
   Class M                                                               (392,827)        (420,624)
--------------------------------------------------------------------------------------------------
   Class Y                                                               (610,919)         (54,051)
--------------------------------------------------------------------------------------------------
  In excess of net investment income
   Class A                                                                     --       (1,377,881)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --         (304,518)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --             (99)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --          (26,057)
--------------------------------------------------------------------------------------------------
   Class Y                                                                     --           (3,348)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                            (38,917,149)     (39,936,334)
--------------------------------------------------------------------------------------------------
   Class B                                                            (11,860,143)      (9,547,631)
--------------------------------------------------------------------------------------------------
   Class C                                                                (49,188)              --
--------------------------------------------------------------------------------------------------
   Class M                                                               (923,171)        (749,842)
--------------------------------------------------------------------------------------------------
   Class Y                                                               (542,593)              --
--------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments
   Class A                                                               (539,897)              --
--------------------------------------------------------------------------------------------------
   Class B                                                               (164,714)              --
--------------------------------------------------------------------------------------------------
   Class C                                                                   (580)              --
--------------------------------------------------------------------------------------------------
   Class M                                                                (12,701)              --
--------------------------------------------------------------------------------------------------
   Class Y                                                                 (1,465)              --
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)         (171,548,430)      79,985,204
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              (217,020,924)      53,064,160

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     859,694,857      806,630,697
--------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $3,544,227 and $140,244, respectively)                     $642,673,933     $859,694,857
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.66       $11.01       $11.48       $10.67        $9.84
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .38(c)       .37(c)       .40(c)       .42          .44
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                      .13          .35          .46         1.46         1.01
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .51          .72          .86         1.88         1.45
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.34)        (.37)        (.36)        (.40)        (.43)
-----------------------------------------------------------------------------------------------------
In excess of
net investment income                     --         (.02)          --           --           --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.65)        (.68)        (.97)        (.67)        (.19)
-----------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                          (.01)          --           --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                    (1.00)       (1.07)       (1.33)       (1.07)        (.62)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.17       $10.66       $11.01       $11.48       $10.67
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  5.37         6.73         7.86        18.87        15.31
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $478,968     $646,929     $644,902     $585,624     $496,882
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.08         1.09         1.13         1.15         1.20
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.85         3.36         3.51         3.73         4.28
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                139.30       144.87       124.34       152.66       142.36
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Distributions in excess of net investment income amounted to less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.56       $10.92       $11.40       $10.60        $9.80
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .30(c)       .28(c)       .31(c)       .35          .36
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                      .12          .35          .46         1.45         1.00
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .42          .63          .77         1.80         1.36
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.26)        (.28)        (.28)        (.33)        (.37)
-----------------------------------------------------------------------------------------------------
In excess of
net investment income                     --         (.03)          --           --           --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.65)        (.68)        (.97)        (.67)        (.19)
-----------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                          (.01)          --           --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.92)        (.99)       (1.25)       (1.00)        (.56)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.06       $10.56       $10.92       $11.40       $10.60
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.47         5.94         7.08        18.11        14.36
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $146,552     $195,502     $149,712      $82,759      $35,118
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.83         1.84         1.88         1.90         1.97
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.10         2.60         2.76         2.98         3.51
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                139.30       144.87       124.34       152.66       142.36
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Distributions in excess of net investment income amounted to less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
--------------------------------------------------------------
                                                 For the period
Per-share                           Year ended   July 26, 1999+
operating performance                October 31   to October 31
--------------------------------------------------------------
                                        2000         1999
--------------------------------------------------------------
Net asset value,
beginning of period                   $10.64       $11.09
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment income (c)                .31          .06
--------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .12         (.40)
--------------------------------------------------------------
Total from
investment operations                    .43         (.34)
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                       (.29)        (.11)
--------------------------------------------------------------
In excess of
net investment income                     --           --(d)
--------------------------------------------------------------
From net realized gain
on investments                          (.65)          --
--------------------------------------------------------------
In excess of net realized gain
on investments                          (.01)          --
--------------------------------------------------------------
Total distributions                     (.95)        (.11)
--------------------------------------------------------------
Net asset value,
end of period                         $10.12       $10.64
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.54        (3.08)*
--------------------------------------------------------------
Net assets, end of period
(in thousands)                        $2,204         $581
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.83          .49*
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.14          .63*
--------------------------------------------------------------
Portfolio turnover (%)                139.30       144.87
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Distributions in excess of net investment income amounted to less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.61       $10.96       $11.44       $10.63        $9.82
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .33(c)       .31(c)       .34(c)       .36          .42
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                      .11          .36          .45         1.47          .98
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .44          .67          .79         1.83         1.40
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.29)        (.31)        (.30)        (.35)        (.40)
-----------------------------------------------------------------------------------------------------
In excess of
net investment income                     --         (.03)          --           --           --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.65)        (.68)        (.97)        (.67)        (.19)
-----------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                          (.01)          --           --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.95)       (1.02)       (1.27)       (1.02)        (.59)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.10       $10.61       $10.96       $11.44       $10.63
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.66         6.27         7.30        18.41        14.76
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $13,078      $14,904      $12,017       $8,387       $3,551
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.58         1.59         1.63         1.65         1.72
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.35         2.85         3.01         3.23         3.74
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                139.30       144.87       124.34       152.66       142.36
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Distributions in excess of net investment income amounted to less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS Y
--------------------------------------------------------------
                                                 For the period
Per-share                            Year ended  Dec. 31, 1998+
operating performance                  Oct. 31    to Oct. 31
--------------------------------------------------------------
                                        2000         1999
--------------------------------------------------------------
Net asset value,
beginning of period                   $10.66       $10.79
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment income (c)                .52          .32
--------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                --         (.10)
--------------------------------------------------------------
Total from
investment operations                    .52          .22
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                       (.36)        (.32)
--------------------------------------------------------------
In excess of
net investment income                     --         (.03)
--------------------------------------------------------------
From net realized gain
on investments                          (.65)          --
--------------------------------------------------------------
In excess of net realized gain
on investments                          (.01)          --
--------------------------------------------------------------
Total distributions                    (1.02)        (.35)
--------------------------------------------------------------
Net asset value,
end of period                         $10.16       $10.66
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Total return at
net asset value (%)(a)                  5.53         2.00*
--------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,872       $1,779
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .83          .70*
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.19         3.01*
--------------------------------------------------------------
Portfolio turnover (%)                139.30       144.87
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Distributions in excess of net investment income amounted to less than $0.01 per share.



NOTES TO FINANCIAL STATEMENTS
October 31, 2000

Note 1
Significant accounting policies

Putnam Balanced Retirement Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current return by investing in a diversified portfolio of equity and debt securities, with secondary objective of stability of principle.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investment, Inc.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than .01% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

I) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

J) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended October 31, 2000, the fund had no borrowings against the line of credit.

K) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

L) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date.
Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, nontaxable dividends, defaulted bond interest, unrealized gains and losses on certain futures contracts, paydown gains and losses on mortgage-backed securities, market discount and interest on payment-in-kind securities. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution
(or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2000, the fund reclassified $300,744 to increase undistributed net investment income and $1,256,285 to increase paid-in-capital, with an increase to accumulated net realized losses of $1,557,029. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended October 31, 2000, fund expenses were reduced by $241,872 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $901 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended October 31, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $105,009 and $3,037 from the sale of class A and class M shares, respectively, and $416,501 and $707 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended October 31, 2000, Putnam Retail Management, Inc., acting as underwriter received $4,776 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended October 31, 2000, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $767,952,241 and $937,792,055, respectively. Purchases and sales of U.S. government obligations aggregated $235,329,324 and $268,473,519, respectively.

Note 4
Capital shares

At October 31, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,396,673       $  72,327,938
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                4,793,338          47,240,176
---------------------------------------------------------------------------
                                            12,190,011         119,568,114

Shares
repurchased                                (25,749,804)       (250,761,569)
---------------------------------------------------------------------------
Net decrease                               (13,559,793)      $(131,193,455)
---------------------------------------------------------------------------

                                               Year ended October 31, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 10,012,163       $ 109,000,444
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                4,702,959          50,323,503
---------------------------------------------------------------------------
                                            14,715,122         159,323,947

Shares
repurchased                                (12,603,424)       (136,977,187)
---------------------------------------------------------------------------
Net increase                                 2,111,698       $  22,346,760
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,968,928        $ 28,874,088
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,476,586          14,453,568
---------------------------------------------------------------------------
                                             4,445,514          43,327,656

Shares
repurchased                                 (8,398,899)        (80,659,069)
---------------------------------------------------------------------------
Net decrease                                (3,953,385)       $(37,331,413)
---------------------------------------------------------------------------

                                               Year ended October 31, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,052,313        $ 76,141,950
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,215,074          12,903,110
---------------------------------------------------------------------------
                                             8,267,387          89,045,060

Shares
repurchased                                 (3,462,204)        (37,141,730)
---------------------------------------------------------------------------
Net increase                                 4,805,183        $ 51,903,330
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    197,974          $1,928,456
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    8,338              81,463
---------------------------------------------------------------------------
                                               206,312           2,009,919

Shares
repurchased                                    (43,228)           (418,347)
---------------------------------------------------------------------------
Net increase                                   163,084          $1,591,572
---------------------------------------------------------------------------

                                              For the period July 26, 1999
                                           (commencement of operations) to
                                                          October 31, 1999
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     54,840            $582,901
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      108               1,163
---------------------------------------------------------------------------
                                                54,948             584,064

Shares
repurchased                                       (353)             (3,770)
---------------------------------------------------------------------------
Net increase                                    54,595            $580,294
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    389,985         $ 3,807,258
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  130,007           1,275,794
---------------------------------------------------------------------------
                                               519,992           5,083,052

Shares
repurchased                                   (630,248)         (6,059,679)
---------------------------------------------------------------------------
Net decrease                                  (110,256)        $  (976,627)
---------------------------------------------------------------------------

                                               Year ended October 31, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    589,317         $ 6,373,780
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  105,634           1,125,427
---------------------------------------------------------------------------
                                               694,951           7,499,207

Shares
repurchased                                   (386,587)         (4,165,592)
---------------------------------------------------------------------------
Net increase                                   308,364         $ 3,333,615
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  9,393,087        $ 91,340,581
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  117,367           1,154,976
---------------------------------------------------------------------------
                                             9,510,454          92,495,557

Shares
repurchased                                 (9,493,068)        (96,134,064)
---------------------------------------------------------------------------
Net increase/
(decrease)                                      17,386        $ (3,638,507)
---------------------------------------------------------------------------

                                          For the period December 31, 1998
                                           (commencement of operations) to
                                                          October 31, 1999
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    201,446          $2,200,269
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    3,589              38,727
---------------------------------------------------------------------------
                                               205,035           2,238,996

Shares
repurchased                                    (38,194)           (417,791)
---------------------------------------------------------------------------
Net increase                                   166,841          $1,821,205
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $3,826,554 as capital gain, for its taxable year ended October 31, 2000.

The fund has designated 26.46% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Deborah F. Kuenstner
Vice President

David L. King
Vice President and Fund Manager

Jeanne L. Mockard
Vice President and Fund Manager

James M. Prusko
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Balanced Retirement Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site:
www.putnaminvestments.com.

Not FDIC Insured, May Lose Value, No Bank Guarantee


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN018  66572  034/243/908  12/00


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Balanced Retirement Fund
Supplement to annual Report dated 10/31/00

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 10/31/00

                                                      NAV
1 year                                                5.53%
5 years                                              66.84
Annual average                                       10.78
10 years                                            234.56
Annual average                                       12.84
Life of fund (since class A inception, 4/19/85)
Annual average                                       10.43

Share value:                                          NAV
10/31/99                                            $10.66
10/31/00                                            $10.16
----------------------------------------------------------------------------
Distributions:      No.       Income       Capital gains       Total
                     4        $0.363           $0.664          $1.027
----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.